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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  FEBRUARY 15, 1996

                          HOME SHOPPING NETWORK, INC.
             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
          (State or Other Jurisdiction of Incorporation of Registrant)

             1-9118                                     59-2649518
     (Commission File Number)          (I.R.S. Employer Identification No.)

                            2501 118TH AVENUE NORTH
                         ST. PETERSBURG, FLORIDA 33716
          (Address of principal executive offices, including zip code)

      Registrant's telephone number, including area code:  (813) 572-8585
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ITEM 5.  OTHER EVENTS.

         On February 15, 1996, Home Shopping Network, Inc. issued the press release containing the following statement:

The Company stated that its borrowings under its revolving credit facility have been reduced to $125 million as of February 13, 1996, compared to $135 million at December 31, 1995. To reduce these borrowings further in order to provide greater operating flexibility and to position HSN for future growth, the Company said it is seeking $100 million of additional financing through a proposed private placement of convertible subordinated debentures that will not be registered under the Securities Act of 1933, although there can be no assurance that such financing can be completed on terms satisfactory to the Company. Any securities offered in such private placement may not be offered or sold in the United States absent registration or an exemption from registration requirements.


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 16, 1996
                                       HOME SHOPPING NETWORK, INC.
                                       (Registrant)


                                       By: /s/ Kevin J. McKeon
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                                            Name:  Kevin J. McKeon
                                            Title: Executive Vice President
                                                   and Chief Financial Officer


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